                                                                    Exhibit 10.4


                                 THIRD AMENDMENT

                  THIRD AMENDMENT, dated as of June 26, 1998 (this "Amendment"), to the Credit Agreement, dated as of March 2, 1998 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among CUMULUS MEDIA INC., an Illinois corporation formerly known as Cumulus Holdings, Inc. (the "Borrower"), the several banks and other financial institutions or entities parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as advisor and arranger, LEHMAN COMMERCIAL PAPER INC., as syndication agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrower;

                  WHEREAS, the Borrower has requested, and upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

                  NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:


                  SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.

                  2.1 Amendment to Commitments. (a) Schedule 1.1A to the Credit Agreement is hereby amended by deleting such Schedule and inserting in lieu thereof the Schedule 1.1A attached hereto.

                  (b) Section 1.1 of the Credit Agreement is hereby amended by inserting the following terms in proper alphabetical order and deleting, in the case of any of the following terms that are defined in Section 1.1 immediately prior to the effectiveness of this Amendment, such existing defined terms so replaced:

                  "Available Term Loan Commitment": as to any Term Loan Lender at any time, (a) from the Closing Date through July 1, 1998, an amount equal to the excess, if any, of (i) such Lender's Term Loan Commitment then in effect over (ii) the aggregate then unpaid principal amount of such Lender's Term Loans, and (b) after July 1, 1998, an amount equal to the excess, if any, of (i) such Lender's Delayed Draw Term Loan Commitment then in effect over (ii) the aggregate then unpaid principal amount of such Lender's Delayed Draw Term Loans.

                  "Delayed Draw Term Loan":  as defined in Section 2.1.

                  "Delayed Draw Term Loan Commitment": as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower pursuant to Section 2.1(b) in a principal amount not to exceed the amount set forth under the heading "Delayed Draw Term Loan Commitment" opposite such Lender's name on Schedule 1.1A.

                  "Delayed Draw Term Loan Lender": each Lender which has a Delayed Draw Term Loan Commitment or which is the holder a Delayed Draw Term Loan.

                  "Delayed Draw Term Loan Percentage": as to any Delayed Draw Term Loan Lender at any time, the percentage which such Lender's Delayed Draw Term Loan Commitment then constitutes of the aggregate Delayed Draw Term Loan Commitments (or, at any time after the Term Loan Commitment Termination Date, the percentage which the aggregate principal amount of such Lender's Delayed Draw Term Loans then outstanding constitutes of the aggregate principal amount of the Delayed Draw Term Loans then outstanding).

                  "Facilities": each of (a) the Term Loan Commitments and the Term Loans made thereunder (the "Term Loan Facility"), (b) for the purposes of clause (B)(ii) of Section 8 only, the Delayed Draw Term Loan Commitments and the Delayed Draw Term Loans made thereunder (the "Delayed Draw Term Loan Facility"), (c) for the purposes of clause
         (B)(ii) of Section 8 only, the Initial Term Loan Commitments and the Initial Term Loans made thereunder (the "Initial Term Loan Facility") and (d) the Revolving Credit Commitments and the extensions of credit made thereunder (the "Revolving Credit Facility").

                  "Initial Term Loan":  as defined in Section 2.1.

                  "Initial Term Loan Commitment": as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower pursuant to Section 2.1(a) in a principal amount not to exceed the amount set forth under the heading "Initial Term Loan Commitment" opposite such Lender's name on Schedule 1.1A.

                  "Initial Term Loan Lender": each Lender which has an Initial Term Loan Commitment or which is the holder of an Initial Term Loan.

                  "Initial Term Loan Percentage": as to any Initial Term Loan Lender at any time, the percentage which such Lender's Initial Term Loan Commitment then constitutes of the aggregate Initial Term Loan Commitments (or, at any time after the Term Loan Commitment Termination Date, the percentage which the aggregate principal amount of such Lender's Initial Term Loans then outstanding constitutes of the aggregate principal amount of the Initial Term Loans then outstanding).

                  "Majority Facility Lenders": with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or (a) in the case of the Delayed Draw Term Loan Facility, prior to any termination of the Term Loan Commitments, the holders of more than 50% of the aggregate amount of the Delayed Draw Term Loan Commitments, (b) prior to July 1, 1998, in the case of the Initial Term Loan Facility, prior to any termination of the Term Loan Commitments, the holders of more than 50% of the aggregate amount of the Initial Term Loan Commitments, and (c) in the case of the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the holders of more than 50% of the Total Revolving Credit Commitments).

                  "Majority Delayed Draw Term Facility Lenders": the Majority Facility Lenders in respect of the Delayed Draw Term Loan Facility.

                  "Majority Initial Term Facility Lenders": the Majority Facility Lenders in respect of the Initial Term Loan Facility.

                  "Required Prepayment Lenders": the Majority Facility Lenders in respect of each of the Term Loan Facility and the Revolving Credit Facility.

                  "Term Loan": the collective reference to each Delayed Draw Term Loan and Initial Term Loan.

                  "Term Loan Commitment": as to any Lender, the collective reference to such Lender's Initial Term Loan Commitment and/or its Delayed-Draw Term Loan Commitment.

                  "Term Loan Commitment Termination Date": September 30, 1998.

                  (c) Sections 2.1, 2.2 and 2.3 of the Credit Agreement are hereby amended by deleting such Sections and inserting in lieu thereof the following (it being understood, for avoidance of doubt, that the Initial Term Loans are those Term Loans to be outstanding under Section 2.1(a) on July 1,
1998):

                  2.1 Term Loan Commitments. (a) Subject to the terms and conditions hereof, each Initial Term Loan Lender severally agrees to make, in a single draw during the period commencing on the Closing Date and ending on the Term Loan Commitment Termination Date, term loans (each, an "Initial Term Loan") to the Borrower in an aggregate principal amount not to exceed the amount of the Initial Term Loan Commitment of such Lender.

                  (b) Subject to the terms and conditions hereof, each Delayed Draw Term Loan Lender severally agrees to make, in up to five draws during the period commencing on the Closing Date and ending on the Term Loan Commitment Termination Date, term loans (each, a "Delayed Draw Term Loan") to the Borrower in an aggregate principal amount not to exceed the amount of the Delayed Draw Term Loan Commitment of such Lender.

                  (c) The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.11.

                  2.2 Procedure for Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) the amount and Type of Term Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. The Initial Term Loans shall initially be Base Rate Loans, and no Term Loan may be converted into or continued as a Eurodollar Loan having an Interest Period in excess of one month prior to the Syndication Date. Each borrowing under the Term Loan Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple thereof and (y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Term Loan Lender thereof. Each Initial Term Loan Lender will make the amount of its pro rata share of each borrowing of the Initial Term Loans, and each Delayed Draw Term Loan Lender will make the amount of its pro rata share of each borrowing of Delayed Draw Term Loans, available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent.

                  2.3 Repayment of Term Loans. (a) Each Initial Term Loan shall mature in consecutive installments on the dates set forth below, commencing on March 31, 2000 and ending on the Final Maturity Date, each of which shall be in an amount equal to such Lender's Initial Term Loan Percentage multiplied by the amount set forth below opposite such installment:

                  Installment               Principal Amount
                  -----------               ----------------
                  March 31, 2000            $  250,000
                  June 30, 2000             $  250,000
                  September 30, 2000        $  250,000
                  December 31, 2000         $  250,000
                  March 31, 2001            $  250,000
                  June 30, 2001             $  250,000
                  September 30, 2001        $  250,000
                  December 31, 2001         $  250,000
                  March 31, 2002            $  250,000
                  June 30, 2002             $  250,000
                  September 30, 2002        $  250,000
                  December 31, 2002         $  250,000
                  March 31, 2003            $1,250,000
                  June 30, 2003             $1,250,000
                  September 30, 2003        $1,250,000
                  December 31, 2003         $1,250,000
                  March 31, 2004            $2,500,000
                  June 30, 2004             $2,500,000
                  September 30, 2004        $2,500,000
                  December 31, 2004         $2,500,000
                  March 31, 2005            $8,625,000
                  June 30, 2005             $8,625,000
                  September 30, 2005        $8,625,000
                  December 31, 2005         $8,625,000
                  Final Maturity Date       $10,000,000

                  (b) Each Delayed Draw Term Loan shall mature in consecutive installments on the dates set forth below, commencing on March 31, 2000 and ending on the Final Maturity Date, each of which shall be in an amount equal to such Lender's Delayed Draw Term Loan Percentage multiplied by the amount set forth below opposite such installment:

                  Installment               Principal Amount
                  -----------               ----------------
                  March 31, 2000            $  250,000
                  June 30, 2000             $  250,000
                  September 30, 2000        $  250,000
                  December 31, 2000         $  250,000
                  March 31, 2001            $  250,000
                  June 30, 2001             $  250,000
                  September 30, 2001        $  250,000
                  December 31, 2001         $  250,000
                  March 31, 2002            $  250,000

                  June 30, 2002             $  250,000
                  September 30, 2002        $  250,000
                  December 31, 2002         $  250,000
                  March 31, 2003            $1,250,000
                  June 30, 2003             $1,250,000
                  September 30, 2003        $1,250,000
                  December 31, 2003         $1,250,000
                  March 31, 2004            $2,500,000
                  June 30, 2004             $2,500,000
                  September 30, 2004        $2,500,000
                  December 31, 2004         $2,500,000
                  March 31, 2005            $8,625,000
                  June 30, 2005             $8,625,000
                  September 30, 2005        $8,625,000
                  December 31, 2005         $8,625,000
                  Final Maturity Date       $10,000,000

provided, however, that if after giving effect to all Delayed Draw Term Loans made on or prior to the Term Loan Commitment Termination Date, the aggregate amount of the Delayed Draw Term Loan Commitments exceeds the amount of Delayed Draw Term Loans, the foregoing installments shall be ratably reduced by an aggregate amount equal to such excess."

                  (d) Section 2.4(b) of the Credit Agreement is hereby amended by deleting such Section 2.4(b) and inserting in lieu thereof the following:

                    "(b) The Revolving Credit Commitment of each Revolving Credit Lender shall be reduced in consecutive installments on the dates set forth below, commencing on March 31, 2003 and ending on the Final Maturity Date, each of which shall be in an amount equal to such Lender's Revolving Credit Percentage multiplied by the amount set forth below opposite such installment:

                  Installment               Principal Amount
                  -----------               ----------------
                  March 31, 2003            $1,875,000
                  June 30, 2003             $1,875,000
                  September 30, 2003        $1,875,000
                  December 31, 2003         $1,875,000
                  March 31, 2004            $1,875,000
                  June 30, 2004             $1,875,000
                  September 30, 2004        $1,875,000
                  December 31, 2004         $1,875,000
                  March 31, 2005            $1,875,000
                  June 30, 2005             $1,875,000
                  September 30, 2005        $1,875,000

                  December 31, 2005         $1,875,000
                  Final Maturity Date       $2,500,000"

                  (e) Section 2.8 of the Credit Agreement is hereby amended by deleting the last two sentences of such Section 2.8 and inserting in lieu thereof the following:

         "The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to reduce the amount of the Delayed Draw Term Loan Commitments by an amount equal to the excess of the Delayed Draw Term Loan Commitments over the aggregate unpaid principal amount of Delayed Draw Term Loans then outstanding. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Delayed Draw Term Loan Commitments then in effect."

                  (f) Sections 2.16(a) and (b) of the Credit Agreement are hereby amended by deleting such Sections 2.16(a) and (b) and inserting in lieu thereof the following:

                  "(a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Delayed Draw Term Loan Percentages, Initial Term Loan Percentages or Revolving Credit Percentages, as the case may be, of the relevant Lenders. Each payment (other than prepayments) in respect of principal or interest in respect of the Loans, and each payment in respect of Reimbursement Obligations, shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders.

                  (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Delayed Draw Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Delayed Draw Term Loans then held by the Term Loan Lenders, and each payment (including each prepayment) by the Borrower on account of principal of and interest on the Initial Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Initial Draw Term Loans then held by the Term Loan Lenders."

                  (g) Section 8 of the Credit Agreement is hereby amended by deleting clause (B)(ii) thereof and inserting in lieu thereof the following:

                  "(ii) with the consent of the Majority Delayed Draw Term Facility Lenders, the Administrative Agent may, or upon the request of the Majority Delayed Draw Term Facility Lenders, the Administrative Agent shall, by notice to the Borrower declare the Delayed Draw Term Loan Commitments to be terminated forthwith, whereupon the Delayed Draw Term Loan Commitments shall immediately terminate, and, with the consent of the Majority Initial Term Facility Lenders, the Administrative Agent may, or upon the request of the Majority Initial Term Facility Lenders, the Administrative Agent shall, by notice to the Borrower declare the Initial Term Loan Commitments to be terminated forthwith, whereupon the Initial Term Loan Commitments shall immediately terminate;"

                  2.2 Additional Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended (a) by replacing Annex A to the Credit Agreement, referred to in the definition of "Pricing Grid", with the Annex A attached hereto, and (b) by deleting the definition of "Consolidated Total Debt" therefrom and inserting in lieu thereof the following:

                  '"Consolidated Total Debt": at any date, the aggregate principal amount of all Funded Debt of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP, minus, with respect to any date occurring on or prior to March 31, 1999, Excess Cash on Hand at such date (after giving effect to any allocation of Excess Cash on Hand to be used for Permitted Acquisitions), to the extent such Excess Cash on Hand is not subject to any Lien in favor of a third party (other than the Lien in favor of the Administrative Agent for the benefit of the Lenders) and is pledged to the Administrative Agent, for the benefit of the Lenders, as cash collateral for the Obligations pursuant to arrangements satisfactory to the Administrative Agent.'

                  2.3 Amendment to Section 6.11 of the Credit Agreement. Section
6.11 of the Credit Agreement is hereby amended by adding at the end thereof the following new clause (c):

                  "(c) As promptly as practicable after July 1, 1998, the Borrower will execute such documentation as the Administrative Agent shall reasonably request establishing a cash collateral account (i) that is pledged to the Administrative Agent, for the benefit of the Lenders, to secure the Obligations, (ii) in which the unused proceeds of the Initial Term Loans, and any other cash from time to time that the Borrower elects to include as Excess Cash on Hand for the purposes of determining Consolidated Total Debt, shall be deposited and (ii) from which cash so deposited shall be released from time to time to the Borrower upon request so long as no Default or Event of Default is continuing, with each such request being deeming to constitute a representation to the effect of the matters set forth in Section 5.2(a) and (b)."

                  2.4 Amendments to Section 7.1 of the Credit Agreement. (a)
Section 7.1(a) of the Credit Agreement is hereby amended by deleting in its entirety the table set forth in said section and substituting in lieu thereof the following:

                                                      Consolidated
                 Test Period                         Leverage Ratio
                 -----------                         --------------
             Closing Date to September 29, 1998      8.00 to 1.00
             September 30, 1998                      7.50 to 1.00
             October 1, 1998 to December 31, 1998    7.25 to 1.00
             January 1, 1999 to March 31, 1999       7.00 to 1.00
             April 1, 1999 to June 30, 1999          6.50 to 1.00
             July 1, 1999 to December 31, 1999       6.00 to 1.00
             January 1, 2000 and thereafter          5.50 to 1.00

                  (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting in its entirety the table set forth in said section and substituting in lieu thereof the following:

                                                       Consolidated
             Test Period                             Senior Debt Ratio
             -----------                             -----------------
             Closing Date to the earlier
               of (x) the date of
               consummation of the IPO
               and (y) July 31, 1998                 8.00 to 1.00

             the earlier of (x) the
               day immediately
               following consummation
               of the IPO and (y) August 1, 1998
               to December 31, 1998                  3.75 to 1.00

             January 1, 1999 to December 31, 1999    3.50 to 1.00
             January 1, 2000 to December 31, 2000    3.25 to 1.00
             January 1, 2001 and thereafter          3.00 to 1.00

                  SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Borrower and the Lenders shall have executed and delivered to the Administrative Agent this Amendment and each Subsidiary Guarantor shall have executed the Acknowledgement and Consent in the form annexed hereto.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Loan Parties in the Loan Documents are true and correct on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

                  SECTION 5. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Agents for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agents.

                  SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  SECTION 7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                  SECTION 8. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        CUMULUS MEDIA INC.



                                        By:   /s/ Richard Weening
                                          _____________________________________
                                           Name:  Richard Weening
                                           Title: Executive Chairman



                                        LEHMAN COMMERCIAL PAPER INC., as
                                         Lender



                                        By:   /s/ William J. Gallagher
                                           _____________________________________
                                           Name:  William J. Gallagher
                                           Title: Authorize

                           ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned corporations as guarantors under the Guarantee and Collateral Agreement, dated as of March 2, 1998, made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.


                                        CUMULUS BROADCASTING, INC.



                                        By:   /s/ Richard Weening
                                           _____________________________________
                                           Title: Executive Chairman



                                        CUMULUS LICENSING CORP.



                                        By:   /s/ Richard Weening
                                           _____________________________________
                                           Title: Executive Chairman



                                        FORJAY BROADCASTING
                                         CORPORATION



                                        By:   /s/ Richard Weening
                                           _____________________________________
                                           Title: Executive Chairman



                                        FORJAY LICENSING CORP.



                                        By:   /s/ Richard Weening
                                           _____________________________________
                                           Title: Executive Chairman



                                        MINORITY RADIO ASSOCIATES, INC.



                                        By:   /s/ Richard Weening
                                           _____________________________________
                                           Title: Executive Chairman

                                        MRA LICENSING CORP.



                                        By: /s/ Richard Wiening
                                            -----------------------------
                                            Title: Executive Chairman

                                                                         Annex A


                   PRICING GRID FOR LOANS AND COMMITMENT FEES


==============================================================================================================================
      Consolidated                                      Applicable     Applicable      Applicable     Applicable   Commit
     Leverage Ratio                                       Margin         Margin          Margin       Margin for   -ment
                                                      for Eurodollar  for Base Rate  for Eurodollar   Base Rate     Fee
                                                       Loans - Term   Loans - Term      Loans -        Loans -      Rate
                                                          Loans           Loans        Revolving      Revolving
                                                                                      Credit Loans   Credit Loans
------------------------------------------------------------------------------------------------------------------------------
Greater Than or Equal To  6.00 to 1.00                    2.750%         1.750%          2.750%         1.750%     0.625%
------------------------------------------------------------------------------------------------------------------------------
Greater Than or Equal To 5.50 to 1.00 and Less Than       2.750%         1.750%          2.500%         1.500%     0.625%
      6.00 to 1.00
------------------------------------------------------------------------------------------------------------------------------
Greater Than or Equal To 5.00 to 1.00 and Less Than       2.750%         1.750%          2.125%         1.125%     0.625%
      5.50 to 1.00
------------------------------------------------------------------------------------------------------------------------------
Greater Than or Equal To 4.50 to 1.00 and Less Than       2.250%         1.250%          2.000%         1.000%     0.625%
      5.00 to 1.00
------------------------------------------------------------------------------------------------------------------------------
Greater Than or Equal To 4.00 to 1.00 and Less Than       2.250%         1.250%          1.750%         0.750%     0.500%
      4.50 to 1.00
------------------------------------------------------------------------------------------------------------------------------
Less Than 4.00 to 1.00                                    2.250%         1.250%          1.500%         0.500%     0.500%
==============================================================================================================================

Changes in the Applicable Margin with respect to Loans or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") that is six full calendar months after the Closing Date, in the case of changes in the Applicable Margin, or the date on which financial statements for the fiscal quarter ending September 30, 1998 are delivered under Section 6.1(a) or (b), in the case of the Commitment Fee Rate, and, thereafter, on each date on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. Notwithstanding the foregoing, the Commitment Fee Rate shall be 0.750% for the period from and including June 26, 1998 through and including the date on which financial statements for the fiscal quarter ending September 30, 1998 are delivered under Section 6.1(a) or (b). If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 6.00 to
1.00. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 6.00 to 1.00. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.

                                                                   SCHEDULE 1.1A



                   COMMITMENTS: LENDING OFFICES AND ADDRESSES

                                                 Commitments
                                                 -----------
                                   Revolving     Initial        Delayed Draw
Name of Lender and                 Credit        Term Loan      Term Loan
Information for Notices            Commitment    Commitment     Commitment
Lehman Commercial Paper Inc.       $25,000,000   $62,500,000    $62,500,000
3 World Financial Center
New York, New York  10285
Attention:  Michele Swanson
Telecopy:  (212) 528-0819
Telephone:  (212) 526-0330